Exhibit (32)(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Amendment No. 1 to the Quarterly Report of Compass Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Garrett R. Hegel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Garrett R. Hegel
Garrett R. Hegel
Chief Financial Officer Compass Bancshares, Inc. January 10, 2006

A signed original of this written statement required by Section 906 has been provided to Compass Bancshares, Inc. and will be retained by Compass Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.